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                                                               Exhibit 10.2.11.a


                          LEASE CANCELLATION AGREEMENT
                          ----------------------------


         THIS LEASE CANCELLATION AGREEMENT is made at Mentor, Ohio, this____ day of April, 2001, by and between SHIDLER/WEST FINANCE PARTNERS V, LIMITED PARTNERSHIP (hereinafter called the "Lessor"), and D.I.Y. HOME WAREHOUSE, INC. (hereinafter called the "Lessee").

         WHEREAS, pursuant to a Lease dated August 6, 1971 (which Lease, together with all amendments, is hereinafter referred to as the "Prime Lease"), Developers Diversified leased the property described on Exhibit A (the "Property") to S.S. Kresge Company; and

         WHEREAS, a Memorandum of Lease was filed for record on December 23, 1971 in Volume 18, Page 996, and an Amendment to Memorandum of Lease was filed on September 7, 1972 in Volume 19, Page 543, and an Amendment to Lease and Reservation, Non-exclusive Right, Privilege and Easement was filed for record on July 29, 1975 in Volume 21, Page 1241, all in the Lake County Records; and

         WHEREAS, Lessor is the successor to Developers Diversified under the Prime Lease; and

         WHEREAS, pursuant to an Assignment and Assumption of Lease and Sublease dated December 22, 1994 (the "Lease") between KMART CORPORATION f/k/a S.S. Kresge Company (hereinafter called "Kmart") and the Lessee, the Lessee leases the property described on Exhibit A (the "Property"); and

         WHEREAS, the Lessor is the successor to Kmart's interest under the Lease;

         WHEREAS, a Notice of Assignment and Assumption of Lease respecting the Lease was filed for record on January 6, 1995 in Volume 1081, Page 868 in the Lake County Records; and

         WHEREAS, the Lessee desires to cancel and terminate the Lease; and


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         WHEREAS, the Lessor is willing to accept such cancellation and termination as of the _____ day of April, 2001 (the "Effective Date");

         NOW, THEREFORE, in consideration of the aforesaid, the Lessor and the Lessee agree as follows:

         1. CANCELLATION OF THE LEASE. The Lease is deemed canceled and terminated as of the Effective Date. Lessee agrees that it is responsible for the payment of all rent and the performance and observance of all of the other terms, conditions, covenants and agreements under the Lease to the Effective Date.

         2. WARRANTIES. The Lessor hereby represents and warrants to the Lessee that it is the true and lawful owner of the Property, that the Lessor is the true and lawful owner of KMart's interest under the Lease, and that it has good right and full power and authority to execute and deliver this Agreement. The Lessee hereby represents and warrants to the Lessor that it is the tenant under the Lease, that it has not assigned or conveyed its interest thereunder, and that it has good right and full power and authority to execute and deliver this Agreement.

         3. BINDING EFFECT. This Agreement and the agreements, covenants, benefits and obligations created hereby will inure to the benefit of and are binding upon the parties hereto and their respective heirs, predecessors, successors, transferees, lessees and assigns.

         4. MODIFICATION OR AMENDMENT. This Agreement may not be modified or amended in any respect or rescinded, in whole or in part, except with the express written consent of the Lessor and the Lessee. This Agreement contains the entire agreement between the parties with respect to the subject matter set forth herein, and all prior agreements, discussions and negotiations are hereby superceded.

         5. NOTICES. All notices, requests, waivers or other communications given under this Agreement must be in writing and must be deemed properly served when delivered by hand or




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when sent, postage prepaid by United States registered or certified mail, return receipt requested, or by overnight express mail courier addressed to the last known address of the intended recipient.

         6. GOVERNING LAW. This Agreement will be governed and construed in accordance with the laws of the State of Ohio.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which will be deemed an original and all of which together will be deemed to constitute one and the same instrument and will be effective upon execution of any one or more counterparts by each of the parties hereto and delivery of one or more of such counterparts (or a facsimile thereof) to the other party.

         IN WITNESS WHEREOF, the parties have executed this Lease Cancellation Agreement the day and year first above written.

Signed in the presence of:          SHIDLER/WEST FINANCE PARTNERS V,
                                    LIMITED PARTNERSHIP

---------------------------------   By: Minerva Capital LLC, General Partner

---------------------------------   By:
                                        --------------------------------------
                                         Henry J. Cohen, Member

                                                                       LESSOR


                                    D.I.Y.  HOME WAREHOUSE, INC.

                                    By:
---------------------------------       --------------------------------------
                                                                        Title

                                    And:
---------------------------------       --------------------------------------
                                                                        Title

                                                                       LESSEE





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STATE OF NEW YORK        )
                         )SS:
COUNTY OF NEW YORK       )

         On the ____ day of April, 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Henry J. Cohen, personally known to me, or proved to me, on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                ---------------------
                                                    NOTARY PUBLIC

STATE OF OHIO            )
                         )SS:
COUNTY OF______          )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared D.I.Y. HOME WAREHOUSE, INC., by _______________________, its _________________ and ____________________________, its ___________________,who
executed the foregoing instrument and who acknowledged that they did sign the foregoing instrument for and on behalf of said corporation being thereunto duly authorized, and that the same is their free act and deed individually and as such officers and the free act and deed of said corporation. IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________, Ohio, this _____ day of April, 2001.


                                                ---------------------
                                                    Notary Public


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                   EXHIBIT A TO LEASE CANCELLATION AGREEMENT



























                                   EXHIBIT A